Annual Report

SHORT-TERM BOND FUND

MAY 31, 2001

T. ROWE PRICE

Report Highlights

Short-Term Bond Fund

o The Federal Reserve lowered the federal funds rate five times this year as the economy flirted with recessionary conditions.

o Declining short-term bond rates created a favorable environment for the fund.

o The Short-Term Bond Fund's 6- and 12-month returns were solid and exceeded those of its Lipper peer group and the Lehman Brothers benchmark.

o We extended the portfolio's aver- age maturity to capture added yield and appreciation potential.

o The Fed is likely to cut rates fur- ther, although the lion's share of rate reductions may already be behind us.


UPDATES AVAILABLE

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

     Declining short-term interest rates and spirited demand for high-quality bonds provided a favorable backdrop for the Short-Term Bond Fund in the 6- and 12-month periods ended May 31. Since our last report, the Federal Reserve has lowered its key federal funds rate (the overnight borrowing rate that banks charge each other) in five half-point increments. Investment-grade short-term bond prices rallied in response, contributing to your fund's superior 10.61% 12-month gain.

MARKET ENVIRONMENT

     In contrast to the relative calm preceding our November letter, short-term interest rates and the bond markets were in a state of flux during the last six months. Although not officially in a recession, the U.S. economy still faces significant challenges.


   The following table was depicted as a line graph in the printed material.

                  5-Year                2-Year            Federal Funds
               Treasury Note         Treasury Note         Target Rate
5/31/2000           6.65                 6.77                  6.5
6/30/2000           6.25                 6.44                  6.5
7/31/2000           6.16                 6.31                  6.5
8/31/2000           6.02                 6.2                   6.5
9/30/2000           5.9                  6.04                  6.5
10/31/2000          5.73                 5.88                  6.5
11/30/2000          5.52                 5.71                  6.5
12/31/2000          4.98                 5.12                  6.5
1/31/2001           4.77                 4.57                  5.5
2/28/2001           4.65                 4.39                  5.5
3/31/2001           4.56                 4.18                  5
4/30/2001           4.88                 4.27                  4.5
5/31/2001           4.91                 4.18                  4

     As we turned the corner into 2001, the potential for a recession loomed large. GDP growth declined, consumer confidence ebbed, unemployment claims and layoffs surged, and soaring energy prices all heralded trouble ahead. In response to this, the Fed tried to shore up the economy by aggressively easing the fed funds rate. In response to the 250 basis points rate reduction (100 basis points equal one percentage point), the yield on the two-year Treasury note fell almost one percent and the five-year Treasury note's yield also moved lower, but to a lesser degree.

     Declining rates are generally positive for bond prices. For example, despite the deteriorating economic environment, demand for corporate bonds increased as investors retreated from the stock market and recognized the benefits of lower rates on corporate balance sheets, earnings, and bond prices. In contrast to the previous reporting period when corporates were the performance underdogs, bond market returns were led by corporate securities--especially those with somewhat lower quality ratings. Heightened equity market volatility also prompted investors to flee stocks in favor of the relatively safe haven of fixed-income investments.


PERFORMANCE AND STRATEGY REVIEW


PERFORMANCE COMPARISON

Periods Ended 5/31/01               6 Months     12 Months
------------------------------------------------------------
Short-Term Bond Fund                  5.22%         10.61%

Lehman Brothers 1-3 Year
U.S. Government/Credit Index          5.18          10.31

Lipper Short Investment-Grade
Debt Funds Average                    4.71           9.53


     The Short-Term Bond Fund posted strong absolute and relative performance. Over the past 12 months, the fund generated nearly identical back-to-back six-month returns, 5.12% followed by a 5.22% gain. As shown in the table on this page, our 6- and 12-month gains handily topped the Lipper average and also exceeded the Lehman Brothers index in both periods. Interest rates fell sharply in the first half of this year, but have yet to affect the fund's income distributions since dividend changes tend to lag market interest rate shifts. However, if rates do not rise in the near term, we would expect slightly lower dividends in the future because, as current holdings mature, we have to reinvest the proceeds in lower-coupon debt.

     The fund's solid performance can be attributed to several changes in our strategy undertaken during the last six months. Continuing the trend begun last fall, weighted average duration (a measure of price sensitivity to interest rate changes, where higher numbers reflect a greater potential negative response to a rise in interest rates, and vice versa) was gradually increased to 2.2 years in May from 2.0 years in November. Longer-term bonds generally offer a dual advantage of higher income and better price appreciation when rates are falling.

     The fund's sharply higher allocation to corporate securities also aided returns. Our corporate bond holdings grew to 48% of the portfolio in May from 37% six months earlier. We boosted our weightings in all sectors, but especially in banking and finance, which posted solid returns in the falling rate environment. Some of our additions benefited from a rally among lower-quality (but still investment-grade) bonds: BBB rated corporates generated an 8.1% six-month return, while top-rated AAA bonds earned 5.8% (Salomon Smith Barney data). Our focus on maintaining a high-quality portfolio kept us from taking advantage of the highest-yielding issues, but we believe we struck a good balance between risk and reward. The increase in corporate bonds was accompanied by a comparable decrease in mortgage-backed and asset-backed holdings.


    The following table was depicted as a pie chart in the printed material.

                              AAA       32%
                              AA        24%
                              A         28%
                              BBB       16%

     The fund's credit quality distribution chart reflects our increased exposure to the corporate sector. Triple-A holdings were reduced to 32% from 43%, double-A holdings were unchanged at 24%, single-A holdings were increased to 28% from 22%, and triple-B holdings increased to 16% from 11%. Because of these shifts, the average credit quality dipped a notch to AA from AA+ six months ago. In accordance with the fund's investment strategy--we purchase only investment-grade securities--the fund had no exposure to high-yield bonds.

OUTLOOK

     A continued easy money policy is likely to be the growth engine for financial improvement. Because core inflation (minus the volatile food and energy components) remains relatively stable and inflation risks appear minimal, the Fed has the freedom to address the economy's needs. As well, most economic indicators that typically foreshadow a turn in the direction of monetary policy continue to point to fiscal ease. Although the lion's share of rate reductions may be behind us, we expect still lower rates ahead.

     The fund will continue to maintain a modestly extended duration that should help us maintain income and the potential for capital appreciation. Furthermore, in anticipation of an eventual economic recovery, and in recognition of attractive yields and valuations in the corporate bond market, we expect to maintain an emphasis on corporate securities. Over time, we believe their above-average yield should compound into higher long-term total return than similar-maturity government debt. In keeping with your fund's investment objective, we'll continue to seek an attractive balance of yield and capital preservation while maintaining high credit quality.

Respectfully submitted,

/s/

Edward A. Wiese
President and Chairman of the Investment Advisory Committee

June 18, 2001


     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

Key Statistics                                         11/30/00       5/31/01
------------------------------------------------------------------------------
  Price Per Share                                     $   4.61       $   4.71

  Dividends Per Share

       For 6 months                                       0.14           0.14
       For 12 months                                      0.27           0.28

  30-Day Dividend Yield *                                 6.21%          5.81%

  30-Day Standardized Yield to Maturity                   6.27           5.49

  Weighted Average Maturity (years)                       2.4            2.7

  Weighted Average Effective Duration (years)             2.0            2.2

  Weighted Average Quality **                             AA+             AA


* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.

**   Based on T. Rowe Price research.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS

  Sector Diversification
                                                 Percent of   Percent of
                                                 Net Assets   Net Assets
                                                   11/30/00      5/31/01
                                                   --------      -------
  Corporate Bonds and Notes                             37%         48%
       Banking and Finance                               9          15
       Industrial                                        5           8
       Utilities                                         7           7
       Media and Communications                          7           7
       Consumer Products and Services                    6           7
       Transportation                                    2           3
       All Other                                         1           1

  Asset-Backed Securities                               18          17

  Mortgage-Backed Securities                            27          18

  U.S. Government Obligations                           14          14
       U.S. Treasuries                                  12           9
       Government Agency Obligations                     2           5

  Short-Term Obligations                                 3           2
  Other Assets Less Liabilities                          1           1

  Total                                                100%        100%

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

               Lehman Bros.1-3 Year
          U.S. Government/Credit Index       Short-Term Bond Fund
          ----------------------------       --------------------
5/31/1991           10000                            10000
5/31/1992           10971                            10927
5/31/1993           11735                            11737
5/31/1994           11980                            11896
5/31/1995           12875                            12301
5/31/1996           13563                            12864
5/31/1997           14467                            13673
5/31/1998           15480                            14612
5/31/1999           16311                            15230
5/31/2000           16967                            15746
5/31/2001           18717                            17418


AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 5/31/01             1 Year     3 Years     5 Years      10 Years
-------------------------------------------------------------------------------
Short-Term Bond Fund              10.61%      6.03%       6.25%        5.71%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
                                 For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                                   Year
                                  Ended
                                5/31/01   5/31/00   5/31/99   5/31/98   5/31/97
NET ASSET VALUE

Beginning of period            $   4.52  $   4.63  $   4.69  $   4.65  $   4.64

Investment activities
  Net investment income (loss)     0.28*     0.26      0.26      0.27      0.27
  Net realized and
  unrealized gain (loss)           0.19     (0.11)    (0.06)     0.04      0.01
  Total from
  investment activities            0.47      0.15      0.20      0.31      0.28
Distributions
  Net investment income           (0.28)    (0.26)    (0.26)    (0.27)    (0.26)
  Tax return of capital               -         -         -         -     (0.01)
  Total distributions             (0.28)    (0.26)    (0.26)    (0.27)    (0.27)
NET ASSET VALUE
End of period                  $   4.71  $   4.52  $   4.63  $   4.69  $   4.65

RATIOS/SUPPLEMENTAL DATA

Total return**                   10.61%*    3.39%     4.23%     6.87%     6.28%
Ratio of total expenses to
average net assets                0.59%*    0.72%     0.73%     0.72%     0.74%

Ratio of net investment
income (loss) to average
net assets                        5.99%*    5.74%     5.44%     5.82%     5.91%

Portfolio turnover rate          77.6%#     50.7%     51.6%     73.0%    103.9%

Net assets, end of period
(in thousands)                 $468,633  $286,671  $324,098  $331,955  $373,284

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect from 10/1/00 through 10/1/02. # Excludes the effect of the acquisition of Summit Limited-Term Bond Fund's and Short-Term U.S. Government's Fund's assets. The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
                                                                   May 31, 2001
STATEMENT OF NET ASSETS                                   Par/Shares      Value
                                                               In thousands

CORPORATE BONDS AND NOTES  48.2%

Banking and Finance  15.2%
ABN AMRO Bank (Chicago), Sr. Sub. Notes, 7.25%, 5/31/05 $ 340 $ 354 AIG Sunamerica Global Financing, Sr. Notes, (144a)
        7.40%, 5/5/03 +                                       3,450       3,602
Banco Generale, Sr. Notes, (144a), 7.70%, 8/1/02 +            2,700       2,705
Bank One, Sr. Notes, 7.625%, 8/1/05                           4,250       4,499
Citigroup, Sr. Notes, 6.75%, 12/1/05                          3,500       3,618
Countrywide Funding, Sr. Notes, 5.25%, 5/22/03                3,450       3,460
First Union, Sr. Notes, 7.55%, 8/18/05                        4,750       5,029
First USA Bank, Sr. Notes, 7.00%, 8/20/01                        65          65
General Electric Capital, MTN, 7.50%, 5/15/05                 3,250       3,470
Heller Financial, Sr. Notes, 6.375%, 3/15/06ss.               3,300       3,321
Household Finance, Sr. Notes, 6.50%, 1/24/06                  4,250       4,304
J. P. Morgan Chase, Sr. Sub Notes, 6.25%, 1/15/06             4,500       4,538
Kansallis Osake Pankki (New York), Sr. Notes, 10.00%, 5/1/02    325         340
Lehman Brothers, Sr. Notes, 7.375%, 5/15/04                   4,675       4,849
Marsh & McLennan, Sr. Notes, 6.625%, 6/15/04                  3,700       3,831
MBNA, Sr. Sub. Notes, 7.25%, 9/15/02                          2,815       2,867
Merrill Lynch
    Sr. Notes

        6.00%, 11/15/04                                       4,400       4,430
        7.00%, 3/15/06                                          225         233
Midland Bank, Sr. Sub. Notes, 7.625%, 6/15/06                 4,300       4,573
Morgan Stanley Group, Sr. Notes, 6.10%, 4/15/06               3,400       3,398
PHH, Sr. Notes, MTN, 8.125%, 2/3/03                           3,500       3,567
Phoenix Home Life Insurance, (144a), 6.95%, 12/1/06 +         1,000         998
Provident Bank, Sr. Sub. Notes, 7.125%, 3/15/03               1,725       1,754
Salomon Smith Barney Holdings, Sr. Notes, 7.30%, 5/15/02      1,000       1,025
Union Planters, Sr. Sub. Notes, 6.25%, 11/1/03                  160         160
                                                                         70,990
Consumer Products and Services  6.5%
Capital Gaming International *++                                  0           0
Federated Department Stores, Sr. Notes, 8.125%, 10/15/02      1,750       1,808

Grand Metropolitan Investment, Sr. Notes
        Zero Coupon, 1/6/04                                $  3,675   $   3,184
Kellogg, Sr. Notes, (144a), 5.50%, 4/1/03 +                   3,000       3,002
McCormick, Sr. Notes, 6.40%, 2/1/06                           3,000       3,006
Nabisco, Sr. Notes, 6.125%, 2/1/33                              260         263
Philip Morris, Sr. Notes, 7.00%, 7/15/05                      3,500       3,585
Sears Roebuck Acceptance Corporation, Sr. Notes
        6.75%, 9/15/05                                        4,500       4,552
Sony, Sr. Notes, 6.125%, 3/4/03                               4,400       4,478
Viacom, Sr. Notes, (144a), 6.40%, 1/30/06 +                   1,940       1,963
Wal-Mart, Sr. Notes, 6.55%, 8/10/04                           4,425       4,571
                                                                         30,412
Energy  0.9%
PDV America, Sr. Notes, 7.875%, 8/1/03                        1,605       1,622
YPF Sociedad Anonima, Sr. Notes, 7.25%, 3/15/03               2,590       2,579
                                                                          4,201
Industrials  8.2%
Boeing Capital, Sr. Notes, 7.10%, 9/27/05                     4,250       4,460
Caterpillar Financial Services, Sr. Notes, 6.875%, 8/1/04     3,500       3,598
DaimlerChrysler, Sr. Notes, 6.90%, 9/1/04                     3,250       3,315
Ford Motor Credit, Sr. Notes, 6.875%, 2/1/06                  1,725       1,757
General Motors Acceptance Corporation, Sr. Notes
        7.50%, 7/15/05                                        3,400       3,546
Hutchison Whampoa Finance, Sr. Notes, (144a)
        6.95%, 8/1/07ss.                                      4,500       4,570
Parker Hannifin, Sr. Notes, MTN, 5.65%, 9/15/03                 250         249
Praxair
    Sr. Notes

        6.15%, 4/15/03                                        2,555       2,590
        6.85%, 6/15/05                                        1,500       1,537
Toyota Motor Credit, Sr. Notes, 5.625%, 11/13/03ss.           3,250       3,293
Tyco International Group, Sr. Notes, 5.875%, 11/1/04          3,450       3,435
United Technologies, Sr. Notes, 6.625%, 11/15/04              3,250       3,346
Waste Management, Sr. Notes, 6.625%, 7/15/02                  2,660       2,682
                                                                         38,378

Media and Communications  7.0%
360 Communications, Sr. Notes, 7.125%, 3/1/03              $  3,250   $   3,317
British Telecom, Sr. Notes, 7.625%, 12/15/05                  4,400       4,594
SBC Communications, Sr. Notes, 5.75%, 5/2/06                  4,750       4,705
Sprint Capital, Sr. Notes, 5.70%, 11/15/03                    3,140       3,113
Telefonica Europe, Sr. Notes, 7.35%, 9/15/05                  4,000       4,169
US West Communications, Sr. Notes, 7.20%, 11/1/04             3,500       3,577
Vodafone Airtouch, Sr. Notes, 7.625%, 2/15/05                 4,450       4,673
Worldcom, Sr. Notes, 7.50%, 8/20/04                           4,750       4,852
                                                                         33,000
Transportation  3.0%
Amerco, Sr. Notes, 8.80%, 2/4/05ss.                           3,250       3,221
Erac USA Finance, Sr. Notes, (144a), 6.375%, 5/15/03          2,175       2,185
GATX Capital, Sr. Notes, 6.875%, 11/1/04                      1,725       1,725
Norfolk Southern
    Sr. Notes
        6.95%, 5/1/02                                         2,250       2,288
        7.875%, 2/15/04                                         125         131
Union Pacific, Sr. Notes, 5.84%, 5/25/04                      4,500       4,507
                                                                         14,057
Utilities  7.4%
Alabama Power, Sr. Notes, 5.49%, 11/1/05                      4,250       4,140
American Electric Power, Sr. Notes, 6.125%, 5/15/06           3,755       3,701
CE Electric UK Funding, Sr. Notes, (144a), 6.85%, 12/30/04 +  2,370       2,366
DTE Energy, Sr. Notes, 6.00%, 6/1/04                          4,500       4,490
National Rural Utilities, 5.00%, 10/1/02                      4,450       4,467
Niagara Mohawk, Sr. Notes, 7.375%, 7/1/03                     3,278       3,364
Potomac Capital Investment, MTN, (144a), 7.55%, 11/19/01      1,725       1,743
PSEG Power, Sr. Notes, (144a), 6.875%, 4/15/06 +              4,500       4,498
Utilicorp United, Sr. Notes, 7.00%, 7/15/04                   3,250       3,261
Williams, Sr. Notes, 6.125%, 2/15/02                          2,740       2,754
                                                                         34,784
Total Corporate Bonds and Notes (Cost  $223,006)                        225,822

ASSET-BACKED SECURITIES  16.4%

Advanta Equipment Receivables, 7.56%, 2/15/07              $  2,178   $   2,242
Banc One Auto Grantor Trust, 6.27%, 11/20/03                    276         278
BMW Vehicle Owner Trust, 6.54%, 4/25/04                       4,500       4,606
Case Equipment Loan Trust, 5.77%, 8/15/05                     1,500       1,514
CIT RV Trust
        6.09%, 2/15/12                                        4,250       4,314
        6.35%, 4/15/11                                        1,500       1,514
Comed Transitional Funding Trust, 5.44%, 3/25/07              4,530       4,540
DaimlerChrysler Auto Trust, 6.66%, 1/8/05                     4,400       4,525
Dayton Hudson Credit Card Master Trust, 5.90%, 5/25/06        3,200       3,254
Dealer Auto Receivables Trust, 7.07%, 5/17/04                 4,550       4,687
Fingerhut Master Trust, 6.07%, 2/15/05                        1,448       1,455
Ford Credit Auto Owner Trust, 6.40%, 10/15/02                 1,300       1,311
Harley Davidson Eaglemark
        5.29%, 1/15/09                                        3,939       3,943
        5.94%, 2/15/04                                          405         408
Heller Equipment Asset Trust, 6.65%, 3/14/04                  4,950       5,031
MBNA Credit Card Trust
        5.07%, 3/15/05                                        3,000       3,034
        5.75%, 10/15/08                                       4,675       4,663
        7.45%, 4/16/07                                        1,725       1,778
        7.90%, 7/16/07                                          250         261
MMCA Automobile Trust, 6.80%, 8/15/03                         5,200       5,274
New Holland Equipment Receivables, (144a)
        6.80%, 12/15/07 +                                     3,450       3,542
Nissan Auto Receivables Owner Trust
        6.72%, 8/16/04                                        4,350       4,474
        7.17%, 8/15/04                                        1,000       1,038
Peco Energy Transition Trust, 5.08%, 3/1/06                     280         281
Prime Credit Card Master Trust, 6.75%, 11/15/05               2,000       2,052
Puget Sound Energy Conservation, 6.23%, 7/11/02                 463         466
WFS Financial Owner Trust, 7.41%, 9/20/07                     4,450       4,683
World Financial Network Credit Card Master Trust
        4.45%, 7/15/06                                        1,500       1,501
Total Asset-Backed Securities (Cost  $75,043)                            76,669

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  12.3%

U.S. Government Agency Obligations  9.8%
Federal Home Loan Mortgage
        5.75%, 6/15/10                                     $  6,443   $   6,588
        6.50%, 9/1/02 - 5/1/05                                2,723       2,739
        7.00%, 8/1 - 9/1/01                                     835         837
        9.00%, 2/1 - 7/1/02                                      61          61
        9.50%, 8/1/01 - 9/1/02                                   35          35
        10.00%, 11/1/02 - 10/1/05                                87          89
    Pass Through, 10.75%, 12/1/09                                67          73
    REMIC, CMO
        6.00%, 1/15/08 - 1/15/11                              8,496       8,619
        6.50%, 4/15/21 - 8/15/23                              3,150       3,213
Federal National Mortgage Assn.
        5.50%, 11/1/05                                            6           6
        6.00%, 7/1/13 - 11/18/17                              1,185       1,172
        7.00%, 6/1/03 - 8/25/20                               5,177       5,247
        7.50%, 8/1/01                                            86          86
        9.00%, 5/1/05                                           983       1,005
    ARM
        6.448%, 12/1/17 - 11/1/20                               206         207
        6.50%, 6/1 - 7/1/18                                     112         113
        6.647%, 3/1/20                                           62          62
        6.67%, 3/1/18                                            18          18
        6.676%, 12/1/16 - 7/1/27                                400         405
        6.679%, 5/1/24                                           75          76
        6.746%, 5/1/17 - 3/1/19                                 139         141
        6.75%, 11/1/17                                           29          29
        6.759%, 1/1/19                                          568         575
        6.764%, 5/1/31                                           87          87
        7.026%, 10/1/14                                           9           9
        7.43%, 11/1/21                                          119         120
    Principal Only, 10/25/03                                  3,167       2,887
    REMIC, CMO
        6.00%, 11/18/17                                       5,000       5,067
        9.00%, 1/25/08                                        5,332       5,735
    Zero Coupon, 10/25/21                                       382         379

U.S. Government Guaranteed Obligations  2.5%
Government National Mortgage Assn.
    I
        7.00%, 9/15/12                                     $  7,176   $   7,401
        8.00%, 5/15/07                                          402         415
        8.50%, 2/15/05 - 3/15/06                                180         187
        9.00%, 7/15/01 - 2/15/06                                157         161
        9.50%, 8/15/03 - 4/15/05                                 37          38
        10.00%, 11/15/09 - 10/15/21                             226         246
        10.50%, 11/15/15                                        104         116
        11.50%, 3/15/10 - 12/15/15                            1,098       1,228
    II
        10.00%, 10/20/20                                         43          47
    GPM, I
        9.50%, 8/15 - 10/15/09                                    4           5
        11.00%, 8/15/10                                          49          54
        11.25%, 7/15/13 - 10/15/15                              143         159
        11.75%, 8/15/13 - 10/15/15                              415         469
    GPM, II, 11.00%, 9/20/13 - 4/20/14                            4           5
    Midget, I
        7.00%, 4/15/13                                        1,025       1,056
        10.00%, 7/15 - 10/15/04                                 144         149
                                                                         11,736
Total U.S. Government Mortgage-Backed
Securities (Cost  $56,530)                                               57,416


U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  14.2%

U.S. Government Agency 5.0%
Federal Home Loan Mortgage
        5.50%, 5/15/02                                        3,000       3,041
        5.75%, 7/15/03                                       17,000      17,409
Federal National Mortgage Assn.
        5.25%, 1/15/03                                        3,250       3,289
                                                                         23,739

U.S. Treasury Obligations 9.2%
U.S. Treasury Bonds, 10.75%, 2/15/03                       $  4,500   $   4,973
U.S. Treasury Inflation-Indexed Notes, 3.375%, 1/15/07       15,291      15,611
U.S. Treasury Notes
        5.75%, 11/30/02                                      11,850      12,131
        6.375%, 8/15/02                                      10,000      10,284
                                                                         42,999

Total U.S. Government Obligations/Agencies (Cost  $64,839)               66,738


NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  5.6%

EQCC Home Equity Loan Trust, 6.159%, 4/15/08                  4,345       4,396
Fifth Third Mortgage Loan Trust, 6.75%, 10/18/30              3,588       3,630
GMAC Commercial Mortgage Securities, CMO
        6.15%, 5/15/35                                        4,389       4,429
Great Western Bank, ARM, 6.25%, 11/25/26                        621         580
LB Commercial Conduit Mortgage Trust, CMO
        6.41%, 8/15/07                                        3,979       4,050
Prudential Securities Secured Financing, CMO
        6.074%, 1/15/08                                       1,022       1,006
Ryland Mercury Savings Trust, 7.28%, 10/25/18                   111         110
Saxon Asset Securities Trust, 6.73%, 2/25/27                  4,402       4,483
Sovereign Bank Home Equity Loan Trust, 6.96%, 4/25/03         3,643       3,724

Total Non-U.S. Government Mortgage-Backed
Securities (Cost  $25,691)                                               26,408

Other  0.0%

Taxable Municipal  0.0%
University of Miami, 6.90%, 4/1/04 (MBIA Insured)                50          52
Total Other (Cost  $50)                                                      52


Money Market Funds  2.4%

T. Rowe Price Reserve Investment Fund, 4.61% #               11,196      11,196

Total Money Market Funds (Cost $11,196)                                  11,196

Total Investments in Securities
99.1% of Net Assets (Cost  $456,355)                                  $ 464,301

Other Assets Less Liabilities                                             4,332

NET ASSETS                                                            $ 468,633


Net Assets Consist of:

Accumulated net investment income - net of distributions              $  (1,493)

Accumulated net realized gain/loss - net of distributions               (46,453)

Net unrealized gain (loss)                                                7,946

Paid-in-capital applicable to 99,429,719 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized        508,633

NET ASSETS                                                            $ 468,633

NET ASSET VALUE PER SHARE                                             $    4.71

    +  Private Placement
    *  Non-income producing
   ++  Securities valued by the fund's Board of Directors.
  ss. All or a portion of this security is on loan at May 31, 2001 - See Note 2.
    #  Seven-day yield
  ARM  Adjustable Rate Mortgage
  CMO  Collateralized Mortgage Obligation
  GPM  Graduated Payment Mortgage
 MBIA  Municipal Bond Investors Assurance Corp.
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 6.7% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                            In thousands

                                                                          Year
                                                                         Ended
                                                                       5/31/01
  Investment Income (Loss)
  Income
    Interest                                                          $ 25,900
    Securities lending                                                      25
    Total income                                                        25,925

  Expenses
    Investment management                                                1,219
    Shareholder servicing                                                  858
    Custody and accounting                                                 134
    Prospectus and shareholder reports                                      45
    Registration                                                            34
    Legal and audit                                                         17
    Directors                                                                9
    Miscellaneous                                                            4
    Total expenses                                                       2,320
    Expenses paid indirectly                                                (8)
    Net expenses                                                         2,312
  Net investment income (loss)                                          23,613

  REALIZED AND UNREALIZED GAIN (LOSS)

  Net realized gain (loss) on securities                                 1,653
  Change in net unrealized gain or loss on securities                   15,324
  Net realized and unrealized gain (loss)                               16,977

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                              $ 40,590

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                 In thousands
                                                            Year
                                                           Ended
                                                         5/31/01       5/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                         $  23,613     $  17,478
  Net realized gain (loss)                                 1,653        (4,753)
  Change in net unrealized gain or loss                   15,324        (2,829)
  Increase (decrease) in net assets from operations       40,590         9,896
Distributions to shareholders
  Net investment income                                  (23,613)      (17,478)

Capital share transactions *
  Shares sold                                            154,697       115,130
  Shares issued in connection with fund acquisition      156,600             -
  Distributions reinvested                                21,034        15,438
  Shares redeemed                                       (167,346)     (160,413)
  Increase (decrease) in net assets from capital
  share transactions                                     164,985       (29,845)

Net Assets
Increase (decrease) during period                        181,962       (37,427)
Beginning of period                                      286,671       324,098

End of period                                          $ 468,633     $ 286,671

*Share information
  Shares sold                                             33,372        25,226
  Shares issued in connection with fund acquisition       34,118             -
  Distributions reinvested                                 4,525         3,384
  Shares redeemed                                        (36,048)      (35,143)
  Increase (decrease) in shares outstanding               35,967        (6,533)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
                                                                   May 31, 2001
NOTES TO FINANCIAL STATEMENTS

Note 1 - Significant Accounting Policies

     T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of June 1, 2001. The guide requires all premiums and discounts on MBS to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its MBS, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect cred- its earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At May 31, 2001, the value of loaned securities was $9,604,000; aggregate collateral consisted of $9,804,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $217,063,000 and $125,657,000, respectively, for the year ended May 31, 2001. Purchases and sales of U.S. government securities aggregated $110,457,000 and $142,390,000, respectively, for the year ended May 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At May 31, 2001, the fund had $46,367,000 of capital loss carryforwards, which included $2,820,000 from the acquisition of T. Rowe Price Summit-Limited Term Bond Fund and $7,884,000 from the acquisition of T. Rowe Price Short-Term U.S. Government Fund. Of the total, $6,040,000 expires in 2002, $20,817,000 in 2003, and $19,510,000 thereafter through 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 2001. The reclassifications relate to expiring capital loss carryforwards. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

       Undistributed net realized gain                   1,073,000
       Paid-in-capital                                  (1,073,000)

     At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $456,355,000. Net unrealized gain aggregated $7,946,000 at period-end, of which $8,644,000 related to appreciated investments and $698,000 to depreciated investments.

NOTE 4 - ACQUISITION

     On November 1, 2000, the Short-Term Bond Fund acquired substantially all of the assets of T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Short-Term U.S. Government Fund (collectively, the acquired funds), pursuant to the Agreement and Plan of Reorganization dated September 1, 2000, and approved by shareholders of the acquired funds on October 25, 2000. The acquisition was accomplished by a tax-free exchange of 7,708,209 shares of Short-Term Bond Fund (with a value of $35,381,000) for the 7,897,473 shares of T. Rowe Price Summit Limited-Term Bond Fund outstanding at the merger date; an additional 26,409,509 shares of Short-Term Bond Fund (with a value of $121,219,000) were exchanged for the 26,583,256 shares of T. Rowe Price Short-Term U.S. Government Fund outstanding at that date. The net assets of the acquired funds at the merger date collectively included $10,704,000 of accumulated net realized losses, $1,028,000 of net unrealized loss, and no accumulated net investment income/loss. At the merger date, the net assets of the acquired funds were combined with those of Short-Term Bond Fund, resulting in aggregate net assets of $460,097,000.

NOTE 5- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $111,000 was payable at May 31, 2001. The fee is computed daily and paid monthly, and consists of an indi-vidual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement effective October 1, 2000, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through May 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 0.55%. Thereafter, through May 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $425,000 of management fees were not accrued by the fund for the year ended May 31, 2001. At May 31, 2001, unaccrued fees in the amount of $425,000 remain subject to reimbursement by the fund through May 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $825,000 for the year ended May 31, 2001, of which $91,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum held no shares of the Short-Term Bond Fund at May 31, 2001. For the year then ended, the fund was allocated $9,000 of Spectrum expenses.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2001, totaled $1,779,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of
T. Rowe Price Short-Term Bond Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Short-Term Bond Fund, Inc. ("the Fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland

June 19, 2001

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION

   KNOWLEDGEABLE SERVICE REPRESENTATIVES

   By Phone 1-800-225-5132  Available Monday through Friday from
   7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

   In Person  Available in T. Rowe Price Investor Centers.


   ACCOUNT SERVICES

   Checking  Available on most fixed-income funds ($500 minimum).

   Automatic Investing  From your bank account or paycheck.

   Automatic Withdrawal  Scheduled, automatic redemptions.

   Distribution Options  Reinvest all, some, or none of your distributions.

   Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


   BROKERAGE SERVICES*

   Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

   INVESTMENT INFORMATION

   Combined Statement  Overview of all your accounts with T. Rowe Price.

   Shareholder Reports  Fund managers' reviews of their strategies and results.

   T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

   Performance Update  Quarterly review of all T. Rowe Price fund results.

   Insights  Educational reports on investment strategies and financial markets.

   Investment Guides  Asset Mix Worksheet, Diversifying Overseas:
   A Guide to International Investing, Personal Strategy Planner,
   Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
-------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
-----
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES
----------------------------------------
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio
Money Funds (cont.)
Summit Municipal
Money Market
Tax-Exempt Money

*    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.
     The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states. The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by
T.  Rowe  Price  (T.  Rowe  Price  International  for  the  International  Stock
Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------
    ADVISORY SERVICES, RETIREMENT RESOURCES

    T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

         ADVISORY SERVICES*

         T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

         Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

         T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION
----------------------
PLANNING AND INFORMATIONAL GUIDES
---------------------------------
Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

INSIGHTS REPORTS
----------------
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

* These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

T. ROWE PRICE INSIGHTS REPORTS

-------------------------------------------------------------------------------
THE FUNDAMENTALS OF INVESTING

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
-------------------
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
---------------------
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

TYPES OF SECURITIES
-------------------
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Industry-Focused Stock Funds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
------------------
Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks

T. ROWE PRICE BROKERAGE
--------------------------------------------------------------------------------
     BROKERAGE SERVICES

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

     Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

     Research Services To help you make informed investment decisions, we offer access to research. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates.

     Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

     * Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
     ** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

For the hearing impaired,
call: 1-800-367-0763
Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:

The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001


T. Rowe Price Investment Services, Inc., Distributor.         F55-050  5/31/01